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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John A. Blanchard, Paul H. Bristow and Steven F. Coleman, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the issuance of an aggregate of 9,110,000 shares of Common Stock of eFunds Corporation pursuant to the eFunds Corporation 2000 Stock Incentive Plan, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 20, 2000

Signature                                    Title
---------                                    -----

/s/ John A. Blanchard III                    Chairman of the Board and Chief
----------------------------------           Executive Officer
John A. Blanchard III                        (principal executive officer)



/s/ Paul H. Bristow                          Executive Vice President and Chief
----------------------------------
Paul H. Bristow                              Financial Officer (principal
                                             financial and accounting officer)


                                             Director
__________________________________
John J. (Jack) Boyle III



                                             Director
__________________________________
Jack Robinson


                                             Director
__________________________________
Hatim A. Tyabji



/s/ John H. LeFevre                          Director
----------------------------------
John H. LeFevre




/s/ Lois M. Martin                           Director
----------------------------------
Lois M. Martin



/s/ Lawrence J. Mosner                       Director
----------------------------------
Lawrence J. Mosner